Exhibit 99.1

Biostar Pharmaceuticals, Inc. Regains Compliance With NASDAQ $1.00 Minimum Bid Price Rule

XIANYANG, China, Nov. 13, 2013 /PRNewswire/ -- Biostar Pharmaceuticals, Inc. (BSPM) ("Biostar"), a PRC-based manufacturer and marketer of pharmaceutical and health supplement products in China for a variety of diseases and conditions, today announced that on November 11, 2013, NASDAQ notified the Company that it had regained compliance Rule 5550(a)(2), which requires a minimum bid price of $1.00 for continued listing on the NASDAQ Stock Market and that the matter was now closed.

Ronghua Wang, Biostar's Chairman, commenting on the announcement, stated: "We strongly believe that regaining compliance with NASDAQ's continued listing requirements is an important achievement for the Company. Having resolved this issue, we can continue focusing on maximizing shareholder value and strengthening the Company's business going forward."

About Biostar Pharmaceuticals, Inc.

Biostar Pharmaceuticals, Inc., through its wholly owned subsidiary and controlled affiliate in China, develops, manufactures and markets pharmaceutical and health supplement products for a variety of diseases and conditions. The Company's most popular product is its Xin Aoxing Oleanolic Acid Capsule, an over-the-counter medicine for chronic hepatitis B, a disease affecting approximately 10% of the Chinese population. For more information please visit: http://www.biostarpharmaceuticals.com.

Safe Harbor relating to the Forward-Looking Statements

Certain statements in this release concerning our future growth prospects are forward-looking statements, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and similar expressions to identify forward-looking statements in this press release, including forward-looking statements. Undue reliance should not be placed on forward-looking information. Forward-looking information is based on current expectations, estimates and projections that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by Biostar and described in the forward-looking information contained in this news release. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding the Company's ability to complete the contemplated clinical trials and capitalize on such opportunities, the Company's ability to recover its sales and revenue, the state of consumer confidence and market demand or the Company's products, success of our investments, risks and uncertainties regarding fluctuations in earnings, our ability to sustain our previous levels of profitability including on account of our ability to manage growth, intense competition, wage increases in China, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, our ability to successfully complete and integrate potential acquisitions, withdrawal of governmental fiscal incentives, political instability and regional conflicts and legal restrictions on raising capital or acquiring companies outside China. Additional risks that could affect our future operating results are more fully described in our United States Securities and Exchange Commission filings including our most recent Annual Report on Form 10-K for the year ended December 31, 2012, and other subsequent filings. These filings are available at www.sec.gov.  We may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.

For more information contact:

Biostar Pharmaceuticals, Inc.
Ally Gong
Tel: +86-29-3368-6638
Email: office@aoxing-group.com